July 14, 1997




             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                          Supplement to Prospectus
                              Dated May 1, 1997



     Effective on or about September 12, 1997, the Amended and Restated Sub-Investment Advisory Agreement between NCM Capital Management Group, Inc. and The Dreyfus Corporation ("Dreyfus") with respect to The Dreyfus Socially Responsible Fund, Inc. (the "Fund") will be terminated, which will result in Dreyfus taking over day-to-day portfolio management responsibility for the Fund pursuant to the existing Management Agreement between the Fund and Dreyfus. The aggregate annual fee payable by the Fund under these new arrangements will be the same as that previously paid by the Fund.